UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 9, 2016

NEWELL BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9608	36-3514169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6655 Peachtree Dunwoody Road

Atlanta, Georgia 30328

(Address of principal executive offices including zip code)

(770) 418-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Items.

The information contained in Items 9.01(a) and 9.01(b) is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The unaudited condensed consolidated financial statements of Jarden Corporation as of March 31, 2016, and for the three months ended March 31, 2016 and 2015, and the notes related thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2015 and for the six months ended June 30, 2016, and the notes related thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Exhibit Description

99.1	Jarden Corporation Unaudited Condensed Consolidated Financial Statements as of March 31, 2016 and for the three months ended March 31, 2016 and 2015

99.2	Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2015 and for the six months ended June 30, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2016

NEWELL BRANDS INC.

	By:	/s/ Bradford R. Turner
Bradford R. Turner
Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Jarden Corporation Unaudited Condensed Consolidated Financial Statements as of March 31, 2016 and for the three months ended March 31, 2016 and 2015

99.2	Unaudited Pro Forma Statement of Operations for the year ended December 31, 2015 and for the six months ended June 30, 2016